UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

IDAHO STRATEGIC RESOURCES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Idaho Strategic Resources, Inc. 201 N. 3rd STREET
Coeur d’Alene, Idaho 83814

Notice of Annual Meeting of Shareholders

Dear Shareholder:

Notice is hereby given that the Annual Meeting of shareholders of Idaho Strategic Resources, Inc. (the “Company”) will be held at the Company’s corporate office, 201 N. 3rd Street, Coeur d’Alene, Idaho, 83814, on June 15, 2022 at 9:00AM Pacific Time, for the following purposes:

1.

To elect the Company’s Board of Directors to serve until the Company’s 2023 Annual Meeting of Shareholders or until successors are duly elected and qualified; the following are nominees for election as Directors: John Swallow, Grant Brackebusch, Kevin Shiell, and Rich Beaven;

2.	To ratify the appointment of the Company’s independent registered public accounting firm for the ensuing year; and,

3.	To perform any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors unanimously recommends that you vote for each of these proposals. These matters and instructions on how to vote are more fully described in the attached proxy statement and proxy card accompanying this Notice. The Board of Directors has fixed May 2, 2022, as the record date for the Annual Meeting. Only shareholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of shareholders as of May 2, 2022, will be available at the Annual Meeting for inspection by any shareholder. Shareholders will need to register at the Annual Meeting to attend the Annual Meeting. If your shares of common stock are not registered in your name, you will need to bring proof of your ownership of those shares to the Annual Meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares of common stock to provide you with a valid proxy card to permit you to vote at the Annual Meeting. Please bring that documentation to the Annual Meeting.

Your vote is important no matter how large or small your holdings may be. To assure your representation at the Annual Meeting, please vote your shares by returning the enclosed proxy promptly. You may also vote your proxy over the Internet or via the fax number as instructed in this Notice of Meeting and additional documentation titled Regarding the Internet Availability of Proxy Materials. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

By Order of the Board of Directors,

/s/ John Swallow

John Swallow

Idaho Strategic Resources, Inc.

201 N. 3rd Street

Coeur d’Alene, Idaho 83814

May 16, 2022

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IDAHO STRATEGIC RESOURCES, INC. 201 N. 3rd Street Coeur d’Alene, Idaho 83814

Proxy Statement
For
Annual Meeting of Shareholders

To Be Held June 15, 2022, 9:00AM Pacific Time Idaho Strategic Resources Corporate Office 201 N. 3rd Street, Coeur d’Alene, Idaho, 83814

The Board of Directors (the “Board”) of Idaho Strategic Resources, Inc. (the “Company”) is soliciting proxies for use at the annual meeting of shareholders to be held on Wednesday, June 15, 2022, at 9:00 A.M., Pacific Time, at the Company’s offices, located 201 N. 3rd Street, Coeur d’Alene, Idaho, and any adjournment or postponement thereof (the “Annual Meeting”) for the purposes set forth in the attached Notice of Meeting and regarding the availability of this Proxy Statement and form of proxy first mailed to holders of the Company’s common stock on or about May 16, 2022.

You are invited to attend the Annual Meeting at the above stated time and location. If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee – you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares in person, by completing a proxy card online, by completing and returning a proxy card provided to you by mail or fax, or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

A returned signed proxy card without an indication of how shares should be voted will be voted FOR the election of all Directors and FOR the ratification of the appointment of the Company’s independent registered public accounting firm.

The Company’s common stock is the only type of security entitled to vote at the Annual Meeting. The Company’s corporate bylaws define a quorum as a majority of all the shares entitled to vote, represented by shareholders of record in person or by proxy, but in no event shall a quorum consist of less than one-third (1/3) of the shares outstanding entitled to vote at the meeting. The Company’s Articles of Incorporation do not allow cumulative voting for Directors. The nominees who receive the most votes will be elected. A majority of the voting power of the voting shares present, whether in person or by proxy, is required to ratify the appointment of the Company’s independent registered public accounting.

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QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a shareholder of record at the close of business on May 2, 2022 and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which we would like you, as a shareholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares.

This proxy is being solicited on behalf of the Company. When you sign the proxy card you appoint John Swallow, Director, President and Chief Executive Officer as your representative at the Annual Meeting. As your representative, he will vote your shares at the Annual Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue properly comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representative will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed May 2, 2022, as the record date for the Annual Meeting. Only holders of common stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of May 2, 2022, 11,777,935 shares of the Company were issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

1.

To elect the Company’s Board of Directors to serve until the Company’s 2023 Annual Meeting of Shareholders or until successors are duly elected and qualified; the following are nominees for election as Directors: John Swallow, Grant Brackebusch, Kevin Shiell and Richard Beaven;

2.	To ratify the appointment of the Company’s independent registered public accounting firm for the ensuing year; and,
3.	To perform any other business that may properly come before the Annual Meeting.

What does the Board of Directors Recommend with regard to these proposals?

The Board of Directors of the Company believes the proposals described herein are in the best interests of the Company and its shareholders and, accordingly, unanimously recommends that the shareholders vote “FOR” each of the proposals identified in this proxy statement.

The Board recommends a vote FOR each of the nominees to the Board and FOR the ratification of the appointment of the Company’s independent registered public accounting firm.

How many votes do I get?

Each share is entitled to one (1) vote. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

How do I vote?

You have several voting options. You may vote by:

•	Completing your proxy card over the internet at the following website: https://stocktransfersolo.com/Vote;
•

Downloading or requesting a proxy card (as detailed below), signing your proxy card and mailing or faxing it to the attention of: Nevada Agency and Transfer Company, 50 West Liberty Street, Suite 880, Reno NV 89501 or 775-322-5623; or

•	Attending the Annual Meeting and voting in person.

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If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can shareholders vote in person at the Annual Meeting?

We will pass out written ballots to anyone who wants to vote at the Annual Meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the Annual Meeting.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	Signing another proxy with a later date and mailing or faxing it to the attention of: Nevada Agency and Transfer Company, 50 West Liberty Street, Suite 880, Reno NV, or 775-322-5623 so long as it is received prior to 4:00 PM Pacific Time on June 14, 2022;

•	Delivering a written notice of the revocation of your proxy to the attention of: Nevada Agency and Transfer Company, 50 West Liberty Street, Suite 880, Reno NV 89501, so long as it is received prior to 4:00 PM Pacific Time on June 14, 2022; or

•	Voting in person at the Annual Meeting.

Beneficial owners of shares should refer to the instructions received from their stockbroker or the registered holder of their shares if they wish to change their vote.

How many votes do you need to hold the Annual Meeting?

To conduct the Annual Meeting, the Company must have a quorum. A Quorum for the Annual Meeting consists of a majority of all the shares entitled to vote, but in no event shall a quorum consist of less than one-third (1/3) of shares entitled to vote present in person or represented by proxy. The Company’s common stock is the only type of security entitled to vote at the Annual Meeting. Based on 11,777,935voting shares outstanding as of the record date of May 2, 2022, 3,925,978shares must be present at the Annual Meeting, in person or by proxy, for there to be a quorum. Your shares will be counted as present at the Annual Meeting if you:

•	Submit a properly executed proxy card (even if you do not provide voting instructions); or
•	Attend the Annual Meeting in person.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time for a vote at the Annual Meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting. The Board of Directors must fix a new Record Date to determine the shareholders entitled to vote at the adjourned meeting if the meeting is adjourned more than 120 days after the date fixed for the original meeting and would also be required to provide shareholders with notice of the rescheduled meeting date.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. Since the Company’s Bylaws state that matters presented at a meeting of the shareholders must be approved by the majority of the votes cast on the matter, a properly executed proxy card marked ABSTAIN with respect to a proposal is not considered a vote cast for the foregoing purpose, and will have no effect on the vote for that proposal. Similarly, as described below, election of Directors is by a plurality of the votes cast at the meeting. A properly executed proxy card marked WITHHELD with respect to the election of Directors will not be voted and will not count FOR any of the nominees for which the vote was withheld.

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What effect does a broker non-vote have?

Brokers and other intermediaries, holding shares in street name for their customers, are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares on routine matters, but not on non-routine matters. The election of Directors is considered a non-routine matter because the Board’s nominees are running uncontested and brokers may not vote shares held in street name for their customers in relation to this item of business. The ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year of 2022 is considered a routine matter and brokers will be permitted to vote shares held in street name for their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of Directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast for the election of Directors. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to ratify the appointment of the independent registered public accountant, will have no effect on the vote for such proposal.

How many votes are needed to elect Directors?

The nominees for election as Directors at the Annual Meeting will be elected by a plurality of the votes cast at the Annual Meeting. The nominees with the most votes will be elected. A properly executed proxy card marked WITHHELD with respect to the election of Directors will not be voted and will not count FOR or AGAINST any of the nominees for which the vote was withheld. Broker non-votes will have no effect on the election of the nominees.

How many votes are needed to ratify the appointment of the independent registered public accountant?

The ratification of the appointment of the independent registered public accountant will be approved if the votes cast in favor exceed the votes cast opposing the action. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this proposal.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares; otherwise your shares will not be voted at the meeting. See “What effect does a broker non-vote have?” above for a discussion of the matters on which your brokerage firm may vote your shares.

If your shares are registered in your name, and you do not complete your proxy card over the Internet or sign and return your proxy card, your shares will not be voted at the Annual Meeting unless you attend the Annual Meeting and vote your shares in person.

Where can I find the voting results of the Annual Meeting?

We will publish the final results in a current report filing on Form 8-K with the Securities and Exchange Commission (“SEC”) within four (4) business days of the Annual Meeting.

Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the Annual Meeting as possible, the Company’s Directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Additionally, the Company may hire a proxy solicitor to help reach the quorum requirement. The Company will pay a reasonable fee in relation to these services. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s Common Shares on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When are shareholder proposals due for the next year’s Annual Meeting of Shareholders?

In order to be considered for inclusion in next year’s proxy statement, shareholder proposals and shareholder director nominees must be submitted in writing to the Company’s Secretary, Monique Hayes, at Idaho Strategic Resources, Inc., 201 N. 3rd Street, Coeur d’Alene, Idaho 83814, and received a reasonable time before the Company begins to print and send its proxy materials. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy.

Similarly, shareholder proposals not submitted for inclusion in the proxy statement and received after the Company begins to print and send its proxy materials will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934, as amended.

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PROPOSAL 1 — ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

The Company’s current bylaws require the Board to have one (1) to nine (9) persons, as may be increased or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board. The current Board is composed of four (4) Directors.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All Directors serve one (1)-year terms until their successors are elected and qualified at the next Annual Meeting. In the event the Board increases to nine (9) Directors, the Board will be divided into three (3) classes.

Who is standing for election this year?

The Board of Directors has nominated the following four (4), current Board Members for election at the 2022 Annual Meeting, to hold office until the 2023 Annual Meeting:

•	John Swallow

•	Grant Brackebusch

•	Kevin Shiell

•	Richard Beaven

What if a nominee is unable or unwilling to serve?

Should any one (1) or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

How are votes counted?

With respect to the election of Directors, you may vote “for” or “withhold” authority to vote for each of the nominees for the Board. If you “withhold” authority to vote with respect to one (1) or more Director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the nominees. All proxies executed and returned without an indication of how shares should be voted will be voted FOR the election of all nominees.

The Board recommends a vote FOR each of the nominees.

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INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

The following table sets forth certain information with respect to the Company’s current Directors and nominees, executive officers, and key employees. The ages of the Directors and officers and number of shares held are shown as of April 30, 2022.

Name & Address	Age	Position	Term	No. of Shares	Percent of Class (1)
John Swallow c/o 201 N. 3rd Street		Chief Executive Officer/President &
Coeur d’Alene, ID 83814	55	Chairman of the Board	8/29/2017 to present	1,333,503	10.40%
Grant A. Brackebusch c/o 201 N. 3rd Street		Chief Financial Officer/Vice President
Coeur d’Alene, ID 83814	52	& Director	7/18/1996 to present	139,483	1.09%
Kevin Shiell
c/o 201 N 3rd Street
Coeur d’Alene, ID 83814	63	Director	1/10/2017 to present	64,287	0.50%
Richard S. Beaven
c/o 201 N. 3rd Street
Coeur d’Alene, ID 83814	54	Director	1/12/2022	0	0.0%
Robert Morgan
c/o 201 N. 3rd Street		Vice President,
Coeur d’Alene, ID 83814	55	Exploration	1/16/2018 to present	35,358	0.28%
Monique Hayes
c/o 201 N. 3rd Street
Coeur d’Alene, ID 83814	56	Secretary	11/20/2016 to present	45,621	0.36%

_____________

(1)   Based upon 11,777,935 outstanding shares of common stock, 626,039 warrants, 419,670 vested options as of April 30, 2022.

Directors are elected by shareholders at each Annual Meeting of the shareholders to hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified.

John Swallow was named Chief Executive Officer and President on January 10, 2017. Prior to being named as CEO, Mr. Swallow was appointed as the President and a Director of the Company on August 29, 2013. He resigned as president in December 2014, and subsequently reappointed as President on May 5, 2015. He holds a B.S. in Finance from Arizona State University. Mr. Swallow was the Vice President of Timberline Drilling, Inc. from November 2011 until accepting the role of President with the Company. From September 2009, until November 2011, Mr. Swallow was self-employed. From January 2006 until September 2009 he served as chairman of Timberline Resources Corporation. He brings wide-ranging experience from within the local mineral exploration industry as well as extensive knowledge of the junior equity markets. Mr. Swallow’s extensive experience in the drilling industry, his previous roles as a chairman of a board and as a vice president of a corporation qualify him to sit on the Board of the Company.

Grant A. Brackebusch, P.E. has served as the Vice President and a Director of the Company since 1996. He holds a B.S. in Mining Engineering from the University of Idaho. He is registered in Idaho as a Professional Engineer. He has worked for Idaho Strategic Resources, Inc. since 1996 and worked for Newmont Mining previously. Currently, he supervises the mining operation at the Golden Chest Mine including the operation of the New Jersey Mill. He has experience with permitting, exploration, open pit and underground mining as well as mineral processing. Mr. Brackebusch extensive mining background, knowledge of the Company’s day to day operations, and industry expertise qualify him to sit on the Board of the Company

Kevin Shiell was named a Director January 10, 2017 and has more than 35 years of operating and management experience in the mining and mineral processing industries, primarily in Montana, Idaho and Nevada. He has held executive leadership positions at several public companies, including General Manager and Vice President of Mine Operations at Stillwater Mining Company, Chief Operating Officer at MDM Gold, and various mine supervisory positions at Hecla Mining Company. He brings vast operational knowledge and management experience that qualify him to sit on the Board of the Company.

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Rich Beaven joined the Idaho Strategic Resources Board on January 12, 2022. Mr. Beaven is Lead Portfolio Manager and Principal at Signia Capital. Signia is a small-cap value asset manager with a largely institutional (pension fund) client base. Prior to co-founding Signia Capital Management in 2002, Rich was the Assistant Director of Research and a Portfolio Manager for a $2B Pacific Northwest asset management firm. With blue-collar roots, Rich went on to get a BA in business administration from the University of Kentucky and an MBA from Gonzaga University. In addition, he is a CFA charter holder and has served as President of the CFA Society of Spokane.

Executive Officers and Key Employees

Robert Morgan has served as the Vice President Exploration of the Company since January 2018. Mr. Morgan has over 21 years of exploration experience, including 19 years focused on gold exploration, of which 11 years were in Northern Idaho and Montana. Mr. Morgan has worked for some of the world’s leading gold exploration and mining companies including Newmont and ASARCO throughout the western United States, Alaska and South America. He is practiced in designing, implementing and managing large exploration programs for gold, silver, base metals and rare earth elements. His technical work has included geologic mapping, logging of drill holes, and compilation and interpretation of multiple data sets for target identification. Mr. Morgan earned his Bachelor of Science degree in geology from California State University at Chico. He has an extensive environmental background with emphasis on wetlands and water management. Mr. Morgan is a registered professional geologist with the State of Idaho and Professional Land Surveyor registered with the State of Montana.

Monique Hayes was appointed Corporate Secretary in November 2016. She has over 15 years of investor relations and corporate governance experience in the mining industry and over 20 years of communications and brand management experience. Prior to joining Idaho Strategic Resources, Inc., Ms. Hayes worked for Hecla Mining Company, Revett Mining Company and Sterling Mining. Her advertising and communications experience include working for Publicis Dialog Direct and WhiteRunkle Associates where she worked with national accounts including AT&T Wireless, Bell Atlantic and NordicTrack. Ms. Hayes attended City University where she studied business management, brand strategy and communications.

Arrangements between Officers and Directors

To the knowledge of the Board of Directors, there is no arrangement or understanding between any of the Company’s officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

Family Relationships

None of the Directors are related by blood, marriage, or adoption to any other Director, executive officer, or other key employees.

Other Directorships

No Directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or which otherwise are required to file periodic reports under the Exchange Act).

Legal Proceedings

The Company is not aware of any material legal proceedings to which any Director, officer or affiliate of the Company, or any owner of record or beneficially of more than five percent of common stock of the Company, or any associate of any Director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

The Company is not aware of any of its Directors or officers being involved in any legal proceedings in the past ten (10) years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Board Meeting Attendance

The Board of Directors held a total of four meetings during the 2021 fiscal year. None of the Directors attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of committees of the Board. The Company does not currently have a policy with regard to Board attendance at meetings. Two of the three members of the Board of Directors attended the 2021 Annual Meeting.

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Code of Ethics

The Company adopted a Code of Ethics at a Board of Directors meeting on December 9, 2003, that applies to the Company’s executive officers. The Company also adopted a Code of Ethics for all employees at the Board of Directors meeting on February 18, 2008. In January 2022, the Company also adopted a Code of Business Conduct and Ethics for all employees, officers and directors and any consultants, which is available on the Company’s web site www.idahostrategic.com.

CORPORATE GOVERNANCE

Board Nomination Procedures

There have been no material changes to the procedures by which security holders may recommend nominees to the Company’s Board of Directors.

Board of Directors Structure

The Company’s current Bylaws require the Board to have one (1) to nine (9) persons, as may be increased or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board. The current Board is composed of four (4) Directors.

Director Independence

The Board of Directors has determined that John Swallow and Grant Brackebusch are not independent Directors. Kevin Shiell and Rich Beaven are independent Directors. An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under Section 803A of the NYSE American LLC (the “NYSE American”) Company Guide.

Committee Structure

It is the general policy of the Company that the Board as a whole will consider all major decisions. The committee structure of the Board was expanded in January 2022 and includes the Audit Committee, the Compensation Committee, and the Nominating Committee. The Board may form other committees as it determines appropriate. A copy of the charter for each committee is available on the Company’s web site www.idahostrategic.com. During the fiscal year ended December 31, 2021, the Company did not have an Audit Committee, Compensation Committee, or Nominating Committee.

Audit Committee

The Audit Committee comprised of two independent directors, Rich Beaven and Kevin Shiell was established in January 2022 by the Board to meet the listing requirements for the NYSE American and for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. The Audit Committee recommends the appointment of independent public accountants to conduct audits of our financial statements, reviews with the accountants the plan and results of the auditing engagement, approves other professional services provided by the accountants and evaluates the independence of the accountants. The Audit Committee also reviews the scope and adequacy of our system of internal controls and procedures over financial reporting. Each member of the Audit Committee is independent, as independence for audit committee members is defined in the NYSE American listing standards and the applicable rules of the SEC. The Audit Committee has met formally one time since the fiscal year ended on December 31, 2021. The Board has determined that Mr. Beaven is an “audit committee financial expert” as defined by the rules of the SEC.

Our Audit Committee has met with our management and our external auditors to review the audited financial statements and discussed the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2021 for filing with the SEC. The Audit Committee and the Board have also recommended the selection of Assure CPA, LLC as independent auditors for the Company for the fiscal year 2022.

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Submitted by the Audit Committee Members

Rich Beaven and Kevin Shiell

Compensation Committee

The Compensation Committee was created by the Board in January 2022 to meet the listing requirements for the NYSE American and for the purpose of administering the Equity Plan and the compensation for Mr. Swallow, the Chief Executive Officer of the Company. Additionally, the Compensation Committee determines which executive officers and other employees may receive stock options and other stock based awards and the amounts of such stock based awards.

The Compensation Committee and its membership shall meet all applicable legal, regulatory and listing requirements set forth in the NYSE American LLC Company Guide, including the independence requirements set forth in Section 805(c)(1) of the NYSE American Company Guide, and the rules and regulations of all applicable securities regulatory authorities. Each member of the Committee shall be independent within the meaning of applicable securities laws and stock exchange rules (including the listing requirements of the NYSE American LLC Company Guide and the SEC approved SOR listing standards addressing compensation committees. The Compensation Committee is comprised of two independent board members, Kevin Shiell and Rich Beaven.

The Compensation Committee is responsible for reviewing the results of the evaluations of directors and senior officers by the Chief Executive Officer and recommends to the Board the compensation arrangements for such officers and directors, in consultation with the Chief Executive Officer. The Committee also reports to the Board the annual performance review of the Chief Executive Officer considering the corporate goals and objectives relevant to compensation. The Committee may engage independent counsel, independent compensation advisor and other advisors as it determines necessary to carry out its duties; however, it cannot delegate its authority to determine director and executive officer compensation. During the fiscal year ended December 31, 2021, and to date, the Company has not hired any compensation consultants. All decisions or recommendations of the Committee shall require the approval of the Board prior to implementation.

Nominating Committee

The Company’s Charter of the Corporate Governance and Nominating Committee requires two members of the Committee (majority) to be independent within the meaning of applicable securities laws and stock exchange rules (including the listing requirements of the NYSE American Company Guide). The Nominating Committee is comprised of two independent board members, Kevin Shiell and Rich Beaven.

The Nominating Committee was created by the Board in January 2022 to meet the listing requirements for the NYSE American and for the purpose of overseeing the identification, evaluation and selection of qualified candidates for appointment or election to the Board. The Nominating Committee identifies individuals qualified to become Board members and recommends to the Board nominees for election as directors of the Company, taking into account that the Board as a whole shall have competency in industry knowledge, accounting and finance, and business judgment. TheNominating Committee seeks members with a broad spectrum of experience and expertise and with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and be selected based upon contributions that they can make to the Company.

The Nominating Committee shall give the same consideration to candidates for director nominees recommended by Company shareholders as those candidates recommended by others. Shareholders should follow the procedures set forth above pertaining to shareholder proposals to propose a director nominee.

During the fiscal year ended December 31, 2021, the Company did not have a Nominating Committee and the Board would nominate directors and fill vacancies pursuant to the Company’s bylaws.

Communications to the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, Monique Hayes, at New Idaho Strategic Resources, 201 N. 3rd Street, Coeur d’Alene, Idaho 83814. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. Our Corporate Secretary will review all communications before forwarding them to the appropriate Board member. The Company’s contact information is also available on the Company’s web site www.idahostrategic.com.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Company’s executive compensation program is designed to attract, motivate and retain a talented team of executives who will provide leadership for the Company’s success, and thereby increase shareholder value. Base Compensation is comprised of salary and stock option awards in order to align Directors and executive officers’ interests with shareholder interests.

Typically, the principal executive officer of the Company makes recommendations to the compensation committee, comprised of two independent board members, concerning individual salary levels, bonuses, equity incentives and other forms of compensation for all of the executive officers other than himself, which are then reviewed and submitted to the full board for approval. The compensation committee makes its own recommendation concerning the principal executive officer’s salary, bonus and other types of compensation.

Compensation of Officers

A summary of cash and other compensation for John Swallow, the Company’s President, Chief Executive Officer, and Chairman of the Board, Grant Brackebusch, the Company’s Vice President, and Robert Morgan, the Company’s Vice President (the “Named Executive Officers”), for the two (2) most recent years is as follows:

Executive Officer Summary Compensation Table

Name & Principal			Bonus	Stock Awards	Option Awards[1]	Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Position	Year	Salary ($)	($)	($)	($)	($)	($)	($)	($)
John Swallow	2021	125,000	6,975	-	48,046	-	-	-	180,021
President, Chief
Executive Officer, &
Chairman	2020	74,208	-	-		-	-	-	74,208
Grant Brackebusch	2021	150,000	6,975	-	48,046	-	-	-	205,021
Vice President	2020	121,250	-	-		-	-	-	121,250
Robert Morgan	2021	100,000	-	-	48,046	-	-	-	148,046
Vice President	2020	90,000	-	-	-	-	-	-	90,000

___________________

(1)

Stock Awards and Options Awards include fees earned as Directors. The Company has valued all Stock Awards granted at fair value as computed in accordance with FASB Accounting Standards Codification Topic 718. The compensation of the Named Executive Officers has been set by disinterested members of the Board of Directors to a level competitive with other mining companies of similar size with similar types of operations. The executive stock compensation is for services as Directors.

The Company does not have a retirement plan for its executive officers and there is no agreement, plan or arrangement that provides for payments to executive officers in connection with resignation, retirement, termination or a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-end

As of December 31, 2021, 64,287 Options were vested and outstanding to Directors Grant Brackebusch, John Swallow, and Kevin Shiell.

CEO Pay Ratio

The total annual compensation of our CEO for 2020 was 180,021 and the total compensation for the median employee for 2021 was $105,136. The ratio of CEO pay to the pay of our median employee was 1 to 1.71.

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Director Compensation

Director Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards[1] ($)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kevin Shiell	2021	-	-	-	48,046	-	-	-	48,046
Director	2020	-	-	-	-	-	-	-	-

No Option Awards were issued the Directors for service as Directors of the Company in 2020. No additional fees are paid for attendance at Board of Directors’ meetings, committee membership or committee chairmanship. On occasion, Directors are retained for consulting services unrelated to their duties as Directors. These consulting services are either paid in cash or with unregistered Common Stock according to the Company’s policy for share-based payment of services.

The Company does not have a retirement plan for its Directors and there is no agreement, plan or arrangement that provides for payments to Directors in connection with resignation, retirement, termination or a change in control of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth information as of April 30, 2022 regarding the shares of Company Common Stock beneficially owned by: (i) each person known by the Company to own beneficially more than 5% of the Company’s Common Stock; (ii) each Director of the Company; (iii) the Named Executive Officers; and (iv) all Directors and the Named Executive Officers of the Company as a group. Except as noted below, each holder has sole voting and investment power with respect to the shares of the Company Common Stock listed as owned by that person.

Security Ownership of Certain Beneficial Owners

Title of Class	Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Owner		Percent of Class(1)
Common	John Swallow c/o 201 N. Third Street Coeur d’Alene, ID 83814	1,333,503	(a)	10.40%
Common	Robert Dumont c/o 201 N. Third Street Coeur d’Alene, ID 83814	730,096	(b)	5.69%

Security Ownership of Management

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner		Percent of Class[1]
	John Swallow
Common	c/o 201 N. Third Street
	Coeur d’Alene, ID 83814	1,333,503	(a)	10.40%
	Grant A. Brackebusch
Common	c/o 201 N. Third Street
	Coeur d’Alene, ID 83814	139,483	(c)	1.09%
	Kevin Shiell
Common	c/o 201 N. Third Street
	Coeur d’Alene, ID 83814	64,287	(d)	0.50%
	Richard S. Beaven
Common	c/o 201 N. 3rd Street
	Coeur d’Alene, ID 83814	-		-
	Rob Morgan
Common	c/o 201 N. Third Street
	Coeur d’Alene, ID 83814	35,358	(e)	0.28%
	Monique Hayes
Common	c/o 201 N. Third Street
	Coeur d’Alene, ID 83814	45,621	(f)	0.36%
Common	All Directors and Executive Officers as a
	group (6 individuals)	1,618,252		12.62%

_________________

(1)   Based upon 11,777,935 outstanding shares of common stock, 626,039 warrants, 419,670 vested options as of April 30, 2022.

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a)	Consists of 1,303,145 shares of common stock, presently exercisable options to purchase 21,429 shares and presently exercisable warrants to purchase 8,929 shares.

b)	Consists of 628,904 outstanding shares of common stock and presently exercisable warrants to purchase 101,192 shares.

c)	Consists of 118,054 shares of common stock and presently exercisable options to purchase 21,429 shares of common stock.

d)	Consists of 42,858 shares of common stock and presently exercisable options to purchase 21,429 shares of common stock.

e)	Consists of 13,929 shares of common stock and presently exercisable options to purchase 21,429 shares of common stock.

f)	Consists of 24,192 shares of common stock and presently exercisable options to purchase 21,429 shares of common stock.

None of the Directors or officers has the right to acquire any additional securities pursuant to options, warrants, conversion privileges or other rights. No shares are pledged as security.

Securities Authorized for Issuance under Equity Plans

In April 2014, the Company established a stock option plan to authorize the granting of stock options to officers and employee. The Company occasionally pays for goods or services with unregistered Common Stock and uses the average bid price of the stock, as quoted on the NYSE American, at the time to determine the number of shares to be issued.

Changes in Control

None.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

During the fiscal year ended December 31, 2021, the Company had a note payable to Ophir Holdings, LLC (“Ophir”), which John Swallow, our Director, President and Chief Executive Officer owns a 25% interest. At the fiscal year ended December 31, 2020, the Company owed Ophir $154,311, and at the fiscal year ended December 31, 2021, the Company owed Ophir $116,611. On March 31, 2022, the Company had the following note payable to Ophir:

March 31,
2022
Ophir Holdings LLC, 3.99% interest, monthly payments of $1,250.33 with a balloon payment of $85,016 in February 2024	$106,408
Current portion	(10,957)
Long term portion	$95,451

At March 31, 2022, $10,957 of related party debt is payable within one (1) year and the remaining $95,451 is payable in the following year ending March 31, 2024. Related party interest expense for the three (3) months ending March 31, 2022 was

$1,129.

Policy for Review of Related Party Transactions

As a part of the Company’s Audit Committee Charter adopted in January 2022, the Committee is tasked with providing oversight to related party transactions entered into by the Company. Prior to that, the Board would oversee related party transactions.

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PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Assure, CPA LLC to be the Company’s Independent Registered Public Accounting Firm for the ensuing year. We do not expect that a representative of Assure, CPA LLC will be present at the Annual Meeting, and therefore will not be making a statement or available to respond to questions.

This proposal seeks shareholder ratification of the appointment of Assure, CPA LLC

INFORMATION ABOUT INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

The aggregate fees billed for professional services rendered by the Company’s principal accountant for the audit of the annual financial statements included in the Company’s annual report on Form 10-K for the fiscal years ended December 31, 2021 and December 31, 2020 and the review for the financial statements included in the Company’s quarterly reports on Form 10-Q during those fiscal years, were $60,856 and $54,374 respectively.

Audit Related Fees

The Company incurred no fees during the last two (2) fiscal years for assurance and related services by the Company’s principal accountant that were reasonably related to the performance of the audit or review of the Company’s financial statements, and not reported under “Audit Fees” above.

Tax Fees

The Company paid fees of $5,200 in 2021 and $6,300 in 2020 to the Company’s principal accountant for tax compliance, tax advice, and tax planning services.

All Other Fees

$600 in other fees were incurred during 2021 and none in 2020 for other services rendered by the Company’s principal accountant.

Audit Committee Pre-Approval Policies

The Board of Directors has adopted an audit committee pre-approval policy. The audit committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. The percentage of services of Audit Related Fees, Tax Fees and All Other Fees was 11.3% of the Audit Fees.

With respect to this proposal, you may vote “for,” “against” or “abstain” from voting on this proposal. If you “abstain” from voting with respect to this proposal, your vote will have no effect for this proposal. Broker non- votes will have no effect on the vote for this proposal. All proxies executed and returned without an indication of how shares should be voted will be voted FOR the ratification of the appointment of the independent registered public accounting firm.

“RESOLVED, that the shareholders of Idaho Strategic Resources, Inc. ratify the appointment of Assure, CPA LLC as the independent registered public accounting firm.”

The Board recommends a vote FOR the ratification of the appointment of the independent registered public accounting firm.

16

ADDITIONAL INFORMATION

Additional information relating to the Company is available under the Company’s profile on EDGAR at www.sec.gov and on the Company’s web site at www.idahostrategic.com. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis for the year ended December 31, 2021 included in this mailing on Form 10-K.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the Annual Meeting.

APPENDICES

A. Form of Proxy

By Order of the Board of Directors,

/s/ John Swallow

John Swallow

Chief Executive Officer

Idaho Strategic Resources, Inc.

201 N. 3rd Street

Coeur d’Alene, Idaho 83814

May 16, 2022

17

Appendix A

IDAHO STRATEGIC RESOURCES, INC.

201 N 3RD
COEUR D'ALENE, ID 83814

2022 Annual Meeting of Stockholders
Meeting Date: Wednesday, June 15, 2022

SAMPLE SHAREHOLDER NAME
101 SAMPLE STREET
APT. 999
SAMPLE CITY, XX 99999

Voting Instructions

You can vote by Internet

Instead of mailing your proxy, you may choose to vote on the Internet. Validation details including Control ID are located on this form.

Please vote immediately. Your vote is important.

Vote by Internet

Log on to the internet and go to
https://stocktransfersolo.com/Vote
See your Control ID below.
Follow the steps outlined on this secured Web site.

WE MUST RECEIVE YOUR VOTING INSTRUCTIONS PRIOR TO 4:00PM PT 06/14/22

This Proxy will be voted in accordance with the directions given herein. If no direction is given, this proxy will be voted per board of directors recommendation.

PROXY ID: 1008

Control ID: SAMPLE999999X

A. Voting Items (Fill in only one box per nominee or item in black or blue ink)

1. Election of Directors	For	Withheld		
John Swallow	☐	☐		Board of Directors recommendation For
Grant Brackebusch	☐	☐		Board of Directors recommendation For
Kevin Shiell	☐	☐		Board of Directors recommendation For
Richard Beaven	☐	☐		Board of Directors recommendation For
	For	**Against**	**Abstain**	
2 Ratification of the appointment of the Company's independent registered public accounting firm for the ensuing year.	☐	☐	☐	Board of Directors recommendation For
3 Any other business that may properly come before the Annual Meeting and any adjournment of postponement thereof.	☐	☐	☐	Board of Directors recommendation For

NOTE: To transact any other business as may properly come before the meeting or any adjournments or postpones thereof.

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IDAHO STRATEGIC RESOURCES, INC. PROXY CARD Page 2 of 2

2022 Annual Meeting of Stockholders

B. Non-Voting Items

☐ I would like to receive proxy materials via email in the future

Email Address: ______________________

C. Authorized Signatures - This section must be completed for your vote to be counted. Date and Sign Below.

Please sign exactly as name(s) appears. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

☐ I PLAN TO ATTEND THE MEETING

Account #1

Date (mm/dd/yyyy) ______________________

Signatures: ______________________

____

____

____

Address Change/Comments

If voting by mail, you must complete Sections A & C and mail in the provided envelope.

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